                                                                   Exhibit 10.54



                            ASSET PURCHASE AGREEMENT

                                   DATED AS OF

                                NOVEMBER 2, 2001

                                 BY AND BETWEEN

                             BLM TECHNOLOGIES, INC.

                                       AND

                             WAREFORCE INCORPORATED

                            ASSET PURCHASE AGREEMENT

        Asset Purchase Agreement (the "Agreement") dated as of November 2, 2001 (referred to herein as the "Closing Date" or the "Effective Date"), by and between Wareforce Incorporated, a California corporation ("Seller") and BLM Technologies, Inc., a Minnesota corporation ("Buyer").

               Whereas, Seller conducts various computer-related businesses including a business (the "Business") which sells response services primarily to various Mid-western and Florida entities and is more commonly known as Seller's Response Services division and includes all employees of the Seller's Response Services division and other Branch-associated services personnel; and

               Whereas, Buyer desires to purchase certain assets of the Business from Seller, and Seller desires to sell certain assets of the Business to Buyer, upon the terms and subject to the conditions hereinafter set forth;

        Now, therefore, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                              1. PURCHASE AND SALE

     a. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, transfer, assign and deliver, or cause to be sold, transferred, assigned and delivered, to Buyer at closing on the Closing Date, certain of the Seller's then existing assets as they relate to the Business, as a going concern reflected on the attached
          Schedule 1.1 "Purchased Asset Schedule" dated as of September 30, 2001, with such changes therein that have occurred in the ordinary course of the Seller's business between September 30, 2001 and the Closing Date ("Purchased Assets"). In addition, Seller shall assign to Buyer all of the existing service agreements of the Business as of the Closing Date.

            i. The Purchased Assets Shall specifically include as the same may exist on the Closing Date, all the assets of the Business listed on the enclosed schedules summarized as follows. Only assets appearing on the Schedules shall be considered Purchased Assets:

                        a. office equipment at the various Response Services locations of the Seller including, without limitation, Seller's telephone system, computer systems, tools and supplies of Seller's repair department, advertising signs, catalogs and sales literature;

                              See Schedule 1.1.4 - Fixed Assets

                        b. leasehold improvements at the various Response Services locations of the Seller not deemed to be the property of Seller's landlord including, without limitations, trade fixtures;

                              See Schedule 1.1.4 - Fixed Assets

                        c. all of the Seller's inventories relating to the Business, including without limitation, all raw materials, work in process and office and other supplies, whether on-site, held at any location controlled by Seller or in transit to Seller;

                              See Schedule 1.1.3 - Inventories

                        d. all of the prepaid expenses, and unbilled costs and fees of Seller relating to the Business;

                              See Schedule 1.1.5.1 - Prepaids

                        e. all goodwill associated with the Business and the Purchased Asset together with the right to represent to third parties that Buyer is the successor to the Business and

                        f. any deposits made by Seller in conjunction with the Business including but not limited to Security Deposits for leased premises and/or equipment.

                              See Schedule 1.1.5.2 Deposits

                        g. petty cash in possession of Buyer at Closing Date which equals $500.00 or less.

                        h.    Accounts receivable

                  1.    See Schedule 1.1.2 Accounts Receivable

            ii. However, regardless of anything to contrary contained herein, the Purchased Assets shall not include:

                  1. all of the cash and cash equivalents of Seller, except petty cash not to exceed $500.

                  2. except for those listed on Schedule 1.1 attached hereto, all of Seller's accounts and receivables as of the closing date, including without limitation to accounts receivable, loans receivable, and advances due from customers, vendors, manufacturers, employees and others; and the right to receive all payments, rights, and privileges of Seller arising under the accounts and receivables

                  3. all rebates, price protection, marketing development funds, or special incentives due or earned from manufacturers and vendors by Seller prior to Closing;

                  4. all of the trade names, service marks, trademarks, patents, trade secrets, copyrights, and other intellectual property rights of Seller, whether registered, or unregistered;

                  5. all computer software and related licenses of Seller, except for the specific software currently residing on computers purchased by Buyer under this agreement including FieldPro;

                  6. all internet domain names, URL's, web pages and all programming of such web pages; and

                  7. all of the books and records of the Seller, except that the Seller will provide the Buyer with certain records relating solely to the Business.

     b. Assumption of Liabilities. Upon the terms and subject to the conditions of this Agreement, Buyer and Seller agree that Buyer shall assume only those liabilities of the Business as shown on the attached
          Schedule 1.2 "Assumed Liabilities" dated as of September 30, 2001 ("Assumed Liabilities").

     c. Excluded Liabilities. Notwithstanding any provision in this Agreement or any other writing to the contrary, Buyer is assuming only the Assumed Liabilities and is not assuming any other liability or obligation of Seller (or any predecessor owner of all or part of its business and assets) of whatever nature, whether presently in existence or arising hereafter. All such other liabilities and obligations shall be retained by and remain obligations and liabilities of Seller. Specifically, Buyer shall not assume or be liable for any liability of Seller in respect of:

            i. Any profit derived from the sale provided for by this Agreement;

            ii. The preparation or filing of any tax returns in the payment of any taxes, license fees, or any other charges levied, assessed, or imposed upon the Seller's business or property before the Closing Date, except that Buyer shall be responsible for any amounts shown to be accrued and owing for sales and use taxes on Schedule 1.2;

            iii. Any state, local or federal taxes resulting from the sale of the assets contemplated by this transaction; and

            iv. Any liabilities in respect of the Seller's line of credit for the Business in existence immediately prior to the Closing Date.

            v. Any liability in respect of Seller's employees which accrue or occur on or before the Closing Date with the exception of those liabilities of the Business as shown as the attached
                  Schedule 1.2 "Assumed Liabilities Schedule" dated as of September 30, 2001. Specifically, the parties agree that Seller shall pay employees of the Business through the Closing Date and Buyer shall, as of the Closing Date, shall become responsible for all (i) accrued vacations, (ii) accrued salaries, and (iii) accrued commissions as itemized on
                  Schedule 1.2.

     d. Equity Neutral. Notwithstanding anything else contained in this Agreement, should

            i. the value of the Purchased Assets as recorded on Schedule 1.1 be greater than the value of the Assumed Liabilities as recorded on Schedule 1.2 PLUS $25,000, then the principal amount of the Firm Note in Section 1(e)(iii)(2) below shall be increased by the amount that the Purchased Assets exceeds the sum of Assumed Liabilities PLUS $25,000. For example, if the value of the Purchased Assets is $100,000 and the value of the Assumed Liabilities is $10,000, then the principal amount of the Firm Note shall be increased by $65,000 ($100,000 - ($10,000 + $25,000)); or

            ii. the value of the Purchased Assets as recorded on Schedule 1.1 PLUS $25,000 be less than the value of the Assumed Liabilities as recorded on Schedule 1.2, then the principal amount of the Firm Note in Section 1(e)(iii)(2) below shall be decreased by the amount that the sum of the Purchased Assets PLUS $25,000 is less than the Assumed Liabilities. For example, if the value of the Purchased Assets is $10,000 and the value of the Assumed Liabilities is $100,000, then the principal amount of the Firm Note shall be decreased by $65,000 ($100,000 - ($10,000+$25,000)).

            iii. In no event shall the amount of the Firm Note increase or decrease called for in this Section 1(d) be greater than $100,000.

            iv. The valuations contemplated in this Section shall be finalized and agreed to as part of the Final Accounting described infra at Section 8(b).

     e.   Purchase Price.

            i. The purchase price for the Purchased Assets (the "Purchase Price") shall be $425,000 plus a percentage of future profits as more fully defined in the Contingent Note below.

            ii. The Purchase Price shall be allocated among the Purchased Assets as agreed by the parties, such agreement to be completed prior to the day of closing. Buyer and Seller shall reflect such allocation in any filing pursuant to Section 1060 of the Internal Revenue Code or any regulation thereafter.

            iii. The Purchase Price shall be paid by Buyer to Seller as follows:

                  1.    Cash

                        a. One payment at Closing of ONE HUNDRED AND TWENTY THOUSAND DOLLARS AND NO CENTS ($120,000.00);

                  2.    Firm Note

                        a. In the amount of THREE HUNDRED AND FIVE THOUSAND DOLLARS AND NO CENTS ($305,000.00) with an interest rate equal to the prime rate as published in the Wall Street Journal on the Closing Date and payable in forty-eight (48) equal monthly payments with the first payment being due February 1, 2002 and the remaining payments being due on the 1st of each month.

                        b. Buyer shall evidence its indebtedness under this Section by means of executing a Promissory Note, a copy of which is attached as Exhibit B and secured by a Security Agreement, a copy of which is attached as Exhibit C.

                  3.    Contingent Note

                        a. In the amount of up to FIVE HUNDRED SEVENTY FIVE THOUSAND DOLLARS AND NO CENTS ($575,000.00), payable based on the Business' Earnings Before, Amortization and Taxes ("EBAT"), (but excluding costs for asset write-offs, other non-operating expenses, salaries of any employee, consultant, director or the like of Buyer who are not employed by Buyer or Seller on the Closing Date and who are also shareholders of Buyer without the prior written consent of the Seller and other expenses not related to the ordinary operation of the Business), as measured by Generally Accepted Accounting Principles (except that for purposes of the calculation of EBAT hereunder, salaries of any employee, consultant, director or the like of Buyer who are also shareholders of Buyer shall be initially calculated as of the amount such person was earning on the Closing Date, and subsequently calculated as of the amount such person was earning on the Closing Date plus 5% for each year after the Closing Date or the actual salary, whichever is lower). Contingent Note payments, if any, shall be according to the following schedule:


                              If EBAT is less than $50,000.00, no payment shall
                         be due;


                              If EBAT is equal to or greater than $50,000.00 but
                         less than $75,000.00, then Buyer shall pay to Seller ten percent (10%) of the amount by which EBAT exceeds $50,000.00;

                              If EBAT is equal to or greater than $75,000.00 but
                         less than $100,000.00, then Buyer shall pay to Seller fifteen percent (15%) of the amount by which EBAT exceeds $50,000.00; or

                              If EBAT is greater than $100,000.00, then Buyer
                         shall pay to Seller twenty-five percent (25%) of the amount by which EBAT exceeds $50,000.00.

                        b. Contingent Note payments, if any, shall be made in each of the Buyer's four (4) full Fiscal Years following the Closing Date. Buyer's Fiscal Year ("Fiscal Year") shall be the period of time beginning on the first day of November and continuing through the last day of October, commencing in the year 2001, and continuing thereafter.

                        c. Such amounts, if any are owed, shall be paid by Buyer to Seller no later than 90 days following the end of the Fiscal Year in which such EBAT was earned.

                        d. Buyer shall evidence its indebtedness under this Section by means of executing a Promissory Note, a copy of which is attached as Exhibit D and secured by a Security Agreement, a copy of which is attached as Exhibit E.

                        e. In the event Buyer satisfies the Firm Note in full within 1 year of the Closing Date, Seller shall only be entitled to FIFTY PERCENT (50%) of the amount calculated under the Contingent Note.

     f. Closing. The closing (the "Closing") of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities hereunder shall take place simultaneously at the offices of Seller in El Segundo, California, and the offices of Buyer's legal counsel in St. Paul, MN at 2:00 PM Central Standard Time on November 2, 2001, or at such other time or place as Buyer and Seller may agree.

     g. Seller and Buyer shall enter into an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit F, and Seller shall deliver to Buyer such general warranty deeds, bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment (the "Conveyance Documents") as the parties and their respective counsel shall deem reasonably necessary or appropriate to vest in Buyer all right, title and interest in, to and under the Purchased Assets.

     h. Seller shall deliver to Buyer a certified copy of the resolution by the Seller's board of directors certifying that Seller has authorized the execution, delivery of performance and the transaction contemplated herein and authorizing the officers of Seller to execute this Agreement.

     i. Seller shall provide to Buyer at closing a Certificate of Good Standing dated not more than thirty- (30) days prior to the Closing Date.

     j. Seller will deliver to Buyer on the Closing Date an officer's certificate certifying that Seller has taken all corporate action necessary to authorize the transactions contemplated by this Agreement.

     k. Buyer shall deliver to Seller a certified copy of the resolution by the Buyer's board of directors certifying that Buyer has authorized the execution, delivery of performance and the transaction contemplated herein and authorizing the officers of Buyer to execute this Agreement.



     l. Buyer will deliver to Seller on the Closing Date an officer's certificate certifying that Buyer has taken all corporate action necessary to authorize the transactions contemplated by this Agreement.

     m. Seller shall have the right to audit the books and records of Buyer during normal business hours so long as the Buyer has any obligations to Seller outstanding under any promissory note.

     n. Buyer shall provide to Seller at closing a Certificate of Good Standing dated not more than thirty-(30) days prior to the Closing Date.

                2. REPRESENTATIONS AND WARRANTIES OF THE SELLER

     a.   Seller hereby represents and warrants to Buyer that:

            i. Organization and Good Standing. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            ii. Corporate Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby and thereby are within Seller's corporate powers and have been duly authorized by all necessary corporate action on the part of Seller. This Agreement constitutes a valid and binding agreement of Seller.

            iii. Sufficiency of and Title to the Purchased Assets. On or before Closing Date, Seller has good and marketable title to all of the Purchased Assets, free and clear of all mortgages, pledges, liens (including, without limitation, tax liens), charges, security interest, claims, conditions, restrictions, encumbrances and obligations, or any type, kind or nature whatsoever. Seller is not a party to, nor are any of the Assets bound by or subject to, any leases or other agreements or instruments. To the best of Sellers knowledge, upon consummation of the transactions contemplated hereby, Buyer will have acquired good and marketable title in and to, or a valid leasehold interest in, each of the Purchased Assets.

            iv. Litigation. Seller is not currently a party to any litigation, arbitration, or other claim adjudication process except as identified on Exhibit A. Seller is not aware of any claims, notice of claims, arbitration, investigation, hearing, or other legal, administrative or governmental proceedings related to the Purchased Assets or Seller.

            v. Employee Benefit Plans, Etc. Except as disclosed in Exhibit A, Seller is not a party to, and has not within the past five years been a party to, any pension plan governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Seller acknowledges that as the Closing Date is November 2, 2001, Buyer's employees who were Seller's employees as of that date shall continue to be covered on Seller's health insurance plans through November 30, 2001 and Buyer agrees to reimburse Seller for any related out-of-pocket costs associated with such coverage that do not exceed the same expenses paid by the Seller for the preceding month.

            vi. Customers. The books and records included in the Assets contain a correct and complete list of each of the customers of the Business who have purchased goods and/or services from Seller during the three (3) year period ending on September 30, 2001. Seller has taken all commercially reasonable steps to maintain the confidentiality of said customer lists.

            vii. Disclosure. No representation or warranty made by Seller in this Agreement or in any writing furnished or to be furnished pursuant to or in connection with this Agreement knowingly contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading. Seller has disclosed to Buyer all material information known to Seller related to the Business, its condition, operations and prospects.

            viii. Brokers. The Seller has retained the services of Wasmer
                  Business Services to provide certain services relating to the sale of assets contemplated by this Agreement. Seller is solely responsible for all consideration and compensation to be paid to Broker and Seller shall indemnify Buyer for any claims by Broker related to the purchase and sale contemplated by this Agreement.

     b.   Warranties.

            i. Seller has made no warranties to customers of the Business other than customary implied warranties and those warranties set forth on printed materials provided with the products sold to such customers.

            ii. Seller provides no representations or warranties as to the conditions of the Purchased Assets and Buyer is buying them in an "as is", "where is" condition.

                   3. REPRESENTATIONS AND WARRANTIES OF BUYER

     a.   Buyer hereby represents and warrants to Seller that:

            i. Organization and Good Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Minnesota and is qualified in each jurisdiction where the nature of its business or the ownership of property requires such qualification except where such failure to qualify shall not have a material adverse effect on the business or financial ability of the Buyer and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted;

            ii. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer and constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms subject to the laws of bankruptcy and those laws affecting creditors rights generally;

            iii. No Violation of Other Agreements. Neither the execution and delivery of the Purchase Agreement nor the consummation of the transaction contemplated thereby (1) violates any provision of the Articles of Incorporation or Bylaws (or other governing instrument) of the Buyer; (2) breaches or constitutes a default (or an event) that, with notice or lapse of time or both, would constitute a default under any agreement of the Buyer with any other person to the extent that any such default would constitute a material adverse effect upon the Company, or (3) violates any statute, law, regulation, or rule or order applicable to the Buyer; and

            iv. No Consents Required. No consent, approval or authorization of, or declaration, filing, or registration with, any state or federal authorities is required in connection with the execution, delivery and performance of the Purchase Agreement or the consummation of the transaction contemplated thereby.

                                 4. TAX MATTERS

     a. Tax Definitions. The following terms, as used herein, have the following meanings:

            i.    "Code" means the Internal Revenue Code of 1986, as amended.

            ii. "Post-Closing Tax Period" means any Tax period (or portion thereof) ending after the Closing Date.

            iii. "Pre-Closing Tax Period' means any Tax period (or portion thereof) ending on or before the close of business on the Closing Date.

            iv.   "Proration Date" means the Closing Date.

            v. "Tax" means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, franchise, capital, paid-up capital, profits, greenmail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge or any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.

     b.   Tax Cooperation: Allocation of Taxes.

            i. Buyer and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Purchased

                  Assets as is reasonably necessary for the filing of all Tax returns, and making of any election related to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax return. Seller and Buyer shall cooperate with each other in the conduct of any audit or other proceeding related to Taxes involving the Purchased Assets and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section.

            ii. All real property taxes, personal property taxes and similar ad valorem obligations (except for those Taxes which are accrued on Seller's financial statements delivered to Buyer hereunder, which taxes shall constitute a portion of the Assumed Liabilities) levied with respect to the Purchased Assets for a taxable period which includes (but does not end on) the Proration Date (collectively, the "Apportioned Obligations") shall be apportioned between Seller and Buyer as of the Proration Date and accrued on Seller's financial statements delivered to Buyer hereunder based on the number of days of such taxable period included in the Pre-Closing Tax Period and the number of days of such taxable period included in the Post-Closing Period. Seller shall be liable for the proportionate amount of such taxes that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such taxes that is attributable to the Post-Closing Tax Period. Within ninety (90) days after the Closing, Seller and Buyer shall present a statement to the other setting forth the amount of the tax liability so accrued under this Section (4)(b)(ii) together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall to the extent such adjustment would have resulted in a net worth adjustment at the Closing Date, be used to calculate an adjustment to the purchase price under Section (1)(d)(i). Thereafter, Seller shall notify Buyer upon receipt of any bill for real or personal property taxes relating to the Purchased Assets, part or all of which are attributable to the Post-Closing Tax Period, and shall promptly deliver such bill to Buyer who shall pay the same to the appropriate taxing authority, provided that if such bill covers a Pre-Closing Tax Period, Seller shall also remit prior to the due date of assessment to Buyer payment for the proportionate amount of such bill that is attributable to the Pre-Closing Tax Period shall constitute another adjustment under Section (1)(d)(i).

                             5. COVENANTS OF SELLER

     a. Telephone Numbers. Seller will make commercially reasonable efforts to assist Buyer in transferring Seller's current telephone and facsimile numbers to Buyer as of the Closing Date.

     b. Utilities. Seller will make commercially reasonable efforts to assist Buyer in transferring Seller's current water, sewage and electrical services (collectively "Utilities") to Buyer as of the Closing Date. Seller shall accrue on its financial statements and be obligated for all charges for Utilities incurred prior to and on the Closing Date. Buyer agrees that it shall be obligated for charges for Utilities incurred subsequent to the Closing Date.

     c. Release of Liens. Seller shall obtain and present suitable documentation prior to the Closing Date evidencing the release of any and all liens or other encumbrances on the Purchased Assets, if any, including, without limitation, causing any necessary UCC-2 Termination

          Statements to be filed.

     d. Leases. Seller will use its best efforts to work with Buyer to assign or sublease facilities as more fully described on Exhibit A. Seller shall indemnify Buyer from any and claims related to leases for facilities located in Detroit, MI and Plymouth, MN except for claims solely related to Buyer's occupancy of the Plymouth, MN facility from the Closing Date until the last day of tenancy.

     e. Non-Competition. Seller shall not, for a period commencing on the Closing Date and continuing until the 365th day following the payment in full of all obligations due under Sections (1)(e)(iii)(2) and
          (1)(e)(iii)(3) above, solicit Buyer's Response Services customers that were customers of Seller of as of the Closing Date for the purchase of response services from Seller.

     f. Accounts Payable Pool Funding. Seller acknowledges that as of the Closing Date certain accounts payable for which Seller will remain solely responsible of the Business will remain unpaid. To ensure that there is no resultant interruption in the Business after Buyer purchases it, Buyer and Seller each agree to use their best efforts to jointly define and prioritize key unpaid vendors and the Seller will make payments to the same so that the Business is not interrupted. In order to ensure funding for such payments, Seller shall set aside and pay the following amounts it collects after Closing from the accounts receivable of the Business collected:

                                              Percent Set Aside From Collection
              Month                          of Accounts Receivable of Business
              -----                          ----------------------------------
          November, 2001                                 15.0%
          December 2001                                  17.5%
          January 2002                                   20.0%
          February 2002                                  22.5%.

          Seller shall also use $50,000 of funds received at closing to pay key unpaid vendors as soon as commercially reasonable. The percentages specified herein are intended to be minimum payment allocations to key unpaid vendors, rather than maximum payment amounts. In the event Seller has not made the minimum payment allocation called for hereunder and a key unpaid vendor provides written notice of intent to cease doing business with Buyer due to existing accounts payable, and Seller fails to make sufficient payment arrangements to prevent such a business cutoff within 10 business days of receipt of such notice, Buyer may, at its option immediately make such payment and shall be entitled to an immediate set-off for payments due pursuant to the Firm Note plus a penalty of twenty-five percent (25%) of such payments made. Such set-off shall be deducted from the next payments(s) due pursuant to the Firm Note.

                             6. COVENANTS OF BUYER

     a. No Solicitations. Buyer, its Directors and Officers, shall not, for a period of one (1) year following the payment in full of all obligations due under Sections (1)(e)(iii)(2) and (1)(e)(iii)(3) above, employ or solicit, either directly or indirectly, the performance of services by any employee of Seller with the exception that Buyer agrees to offer employment to all employees of Seller who are employed by the Business as of the Closing Date.

     b. Non-Competition. Buyer shall not, for a period commencing on the Closing Date and continuing until the 365th day following the payment in full of all obligations due under Sections (1)(e)(iii)(2) and
          (1)(e)(iii)(3) above, solicit non-Seller's Response Services division customers of Seller that were customers of Seller of as of the Closing Date.

     c. Most Favored Customer Status. For any services that Seller purchases from Buyer after the Closing, Buyer will sell such services to Seller at prices and under such terms and conditions as Buyer sells to its most favored customers for similar classes of trade.

     d. Right to Audit. Buyer agrees that Seller, at Seller's own expense, may have access to Buyer's books and records for audit purposes only during normal business hours at Buyer's corporate headquarters on a quarterly basis for such time as Buyer has any portion of the notes called for herein outstanding to Seller. However, notwithstanding anything else to the contrary contained herein, should Buyer be in default under any of the notes hereunder, then such audit shall at Buyer's expense.

     e. Collection of Receivables. Buyer agrees that it shall use commercially reasonable efforts to collect on behalf of Seller, at no cost to Seller, those trade receivables outstanding as of the Closing Date. In addition, Buyer and Seller agree to mutually determine when such collection efforts are no longer needed.

     f. Accounting Cooperation. Buyer agrees that for a commercially reasonable period as mutually agreed to by Buyer and Seller, Buyer shall cooperate with Seller to provide assistance to Seller for any financial audits, tax audits, and the like having to do with the Business. Additionally, Buyer shall make available at Buyer's corporate headquarters to Seller all books and records of the Business for such purposes.

     g. Leases. Buyer agrees to remain in Seller's Plymouth, Minnesota facility through January 31, 2002. Buyer shall pay to Seller Seller's actual lease costs for the months of November and December 2001 and shall pay an amount for January 2002 equal to the monthly rent amount that Buyer has leased substitute space commencing February 1, 2002. Buyer shall furnish to Seller a copy of an executed lease agreement evidencing replacement space Buyer intends to occupy February 1, 2002. Seller covenants to pay rent to the Plymouth, MN landlord ("Landlord") on time as required by its lease through January 31, 2002. In the event Buyer is notified by Landlord that Seller has failed to make timely rent payment, Buyer may, at its option immediately make such payment and shall be entitled to an immediate set-off for payments due pursuant to the Firm Note plus a penalty of twenty-five percent (25%) of the amount of rent paid. Such set-off shall be deducted from the next payment(s) due pursuant to the Firm Note.

                               7. INDEMNIFICATION

     a. Indemnification of Seller. Effective on the Closing Date and thereafter, Buyer shall indemnify and hold harmless Seller and its directors, officers, employees and agents, and shareholders from and against any and all liabilities, damages, losses, penalties, deficiencies, expenses and costs incurred by any of them, including without limitation reasonable attorneys' and accountants' fees (hereafter individually a "Loss" and collectively "losses"), arising from or in connection with:

            i. any claim made or litigation instituted by a third party relating to Buyer's ownership rights in and to the Purchased Assets arising on or after the Closing Date;

            ii. any liability or obligation of Buyer which relates to the ownership or use of any of the Purchased Assets or the conduct of the Business subsequent to the Closing Date including liabilities arising out of the Assumed Liabilities, including but not limited to liabilities arising from or relating thereto;

            iii. any claim first made or litigation instituted by a third party relating to Buyer's conduct of the Business notice for which claim or litigation is received by Buyer or Seller subsequent to the Closing Date;

            iv. any taxes imposed on Buyer, the Business or any of the Purchased Assets for any period subsequent to the Closing Date;

            v. any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses reasonably arising out of any of the foregoing matters set forth in this Section (7)(a); and

            vi. the breach by Buyer of any representations or warranties made by Buyer herein or in any document given by Buyer in connection with the consummation of the transaction contemplated hereby.

     b. Indemnification of Buyer. Effective on the Closing Date and thereafter, the Seller shall, jointly and severally, indemnify and hold harmless Buyer and its directors, officers, employees and agents, from and against any and all Losses arising from or in connection with:

            i. any claim made or litigation instituted by a third party relating to Seller's conduct of the Business notice of which claim or litigation has been received by Seller prior to or after the Closing Date; or

            ii. any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses reasonably arising out of any of the foregoing matters set forth in this Section (7)(b) except to the extent such losses shall arise in connection with or constitute Assumed Liabilities hereunder.

            iii. any claim first made or litigation instituted by a third party relating to Seller's conduct of the Business prior to Closing Date;

            iv. any taxes imposed on Buyer, the Business or any of the Purchased Assets for any period prior to the Closing;

            v. the breach by Seller of any representations or warranties made by Seller herein or in any document given by Seller in connection with the consummation of the transaction contemplated hereby.

     c.   Indemnification Procedure.

            i. Claims for Indemnification. Except for Third Party Claims described below, if an event giving rise to indemnification hereunder shall have occurred or is threatened, the indemnified party promptly shall deliver to the indemnifying party written notice thereof, stating that such event has occurred or is threatened, describing such event in reasonable detail and specifying or reasonably estimating the amount of the prospective Loss and the method of computation thereof (a "Claim"), all with reasonable particularity and containing a reference to the provisions of the this Agreement in respect of which such right of indemnification is claimed or has arisen (the "Notice of Claim"). For purposes hereof, any Claim for indemnification shall be deemed to have been made as of the date on which the Notice of Claim is delivered in accordance with the terms of this Section.

            ii. In the event the indemnifying party shall in good faith dispute the validity of all or any amount of a Claim for indemnification as set forth in the Notice of Claim, the indemnifying party shall, within thirty (30) days after delivery of the Notice of Claim, execute and deliver to the indemnified party a notice setting forth with reasonable particularity the grounds, amount of, and basis upon which the Claim is disputed (the "Dispute Statement").

            iii. In the event the Indemnifying party shall within thirty (30) days deliver to the indemnified party a Dispute Statement, then the portion of the claim described in the Notice of Claim disputed by the indemnifying party (the "Disputed Liability") shall not be due and payable except in accordance with a final and unappealable judgment or decision of a court or arbitration tribunal of competent jurisdiction, or a written agreement between the indemnifying party and the indemnified party stipulating the amount of the Admitted Liability (as defined below).

            iv.   In the event the indemnifying party shall not within thirty
                  (30) days after receipt of the Notice of Claim deliver to the indemnified party a Dispute Statement identifying a Disputed liability, then the amount of the claim described in the Notice of Claim, or if a Dispute Statement is delivered, the portion thereof not disputed as a Disputed Liability, shall be deemed to be admitted (the "Admitted Liability") and shall, upon the incurring of an actual Loss arising therefrom, immediately be due and payable.

     d. Settlement of Third Party Claims. If the indemnified party shall receive notice of any Claim by a third party which is or may be subject to indemnification (a "Third Party Claim"), the indemnified party shall give the indemnifying party prompt written notice of such Third Party Claim and shall permit the indemnifying party, at its option, to participate in the defense of such Third Party Claim by counsel of its own choice and at its expense. If, however, the indemnifying party acknowledges in writing to the indemnified party the indemnifying party's obligation to indemnify the indemnified party hereunder against all Losses that may result from such Third Party Claim (subject to the limitations set forth herein), then the indemnifying party shall be entitled, at its option, to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice after delivery of written notification.

            i. In the event the indemnifying party exercises its right to undertake the defense of any such Third Party Claim, the indemnified party shall cooperate with the indemnifying party in such defense and make available to the indemnifying party, at the indemnifying party's expense, all witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the indemnifying party. However, no such Third Party Claim may be settled by the indemnifying party without the written consent of the indemnified party, unless the settlement involves only the payment of money by the indemnifying party. Similarly, no Third Party Claim shall be settled by the indemnified party without the written consent of the indemnifying party.

            ii. In the event the indemnified party is, directly or indirectly, conducting the defense against any such Third Party Claim, the indemnifying party shall cooperate with the indemnified party in such defense and make available to it all such witnesses, records, materials and information in its possession or under its control relating thereto as is reasonably required by the indemnified party.

                                8. MISCELLANEOUS

     a. Final Accounting. The parties shall agree on a final accounting that shall calculate and account for transactions occurring between September 30, 2001 and the Closing Date. Such accounting shall include a credit to Buyer for services provided subsequent to the Closing Date for which Seller received pre-payment. Buyer and Seller agree to use best efforts to complete such accounting within thirty (30) calendar days after the Execution Date. Buyer and Seller shall each by responsible for their own out of pocket or other expenses they incur in creating the final accounting.

     b. Due Diligence. Buyer specifically acknowledges that its Officers have been employed by Seller for an extended period prior to making an offer for the Business and therefore has not asked for any specific due diligence period.

     c. Survival of Representations, Warranties, and Covenants Unless specifically excluded from this paragraph, the Representations, Warranties, and Covenants contained herein shall survive the consummation of the transactions hereunder and shall be binding upon the parties to this Agreement, their successors and assigns for a period of two (2) years following the Closing Date.

     d.   Dispute Resolution.

            i. Any and all disputes or differences pertaining to or arising out of this Agreement or the breach, termination or invalidity thereof, shall be finally and exclusively settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California, before one arbitrator appointed in accordance with said rules. The arbitrator shall be a licensed California attorney with substantial prior experience with Asset Purchase Agreements, and corporation sales disputes. Judgment upon an award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The prevailing party in any such proceeding shall be entitled to its actual attorneys' fees and all other costs in connection with the arbitration and enforcement of the arbiter's award.

            ii. Either party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal or pending the arbitral tribunal's determination of the merits of the controversy.

     e. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     f. Notices. Any notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered (I) two (2) days after being deposited in the mails, (ii) one day after being, deposited with an express overnight courier service or (iii) the same day notice is sent by electronic facsimile transmission if such transmission is completed by 5:00 p.m. local time of receiver or one day after being sent by facsimile transmission if such transmission is made after 5:00 p.m., addressed:


if to Buyer, to:

        BLM Technologies, Inc.
        9536 Oxborough Curve
        Bloomington, MN 55437
        Phone: 763-551-4307
        Fax:   763-551-4320

if to Seller, to:

        Wareforce Incorporated
        2361 Rosecrans Avenue, Suite 155
        El Segundo, CA 90245
        Phone: 310.725.5555
        Fax:   310.725.5590.

     g.   Successors and Assigns.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns: provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto. Notwithstanding the foregoing, no consent shall be required for any assignment by Seller to Congress Financial Corporation (Western), a California corporation ("Congress") of its rights to payment under this Agreement or any note, instrument or agreement related hereto. Upon notice from Congress of the occurrence of an uncured event of default under the agreements governing the financing provided by Congress to Seller, Buyer agrees to make any payments due to Seller under this Agreement or any note, instrument or agreement related hereto, directly to Congress and without offset or counterclaim other those rights of offset contained in Sections 1(e)iii3e, 5(f) and 6(g) that Buyer may have under this Agreement. The parties agree that Congress shall have no obligations or rights except receipt of payments due pursuant to the Firm Note or Contingent Note.

     h. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Minnesota.

     i. Counterparts: Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     j. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     k. Entire Agreement. This Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        In witness whereof, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


BUYER:                                             SELLER:


BLM Technologies, INC.                             WAREFORCE INCORPORATED


By: /s/ Ronald Meinhardt                           By: /s/ Jim Illson
   ----------------------------                       -------------------------
Name: Ronald Meinhardt                             Name: Jim Illson
Title: President                                   Title: President

                                  SCHEDULE 1.1

                                PURCHASED ASSETS

The Purchased Assets shall consist of, as the same may exist on the Closing Date, all:

                          The assets of the Business listed on the enclosed schedules summarized as follows. Only assets appearing on the Schedules shall be considered Purchased Assets;

                     1. office equipment at the various Response Services
               locations of the Seller including, without limitation, Seller's telephone system, computer systems, tools and supplies of Seller's repair department, advertising signs, catalogs and sales literature;
               See Schedule 1.1.4 - Fixed Assets

                     2. leasehold improvements at the various Response Services locations of the Seller not deemed to be the property of Seller's landlord including, without limitations, trade fixtures; See
               Schedule 1.1.4 - Fixed Assets


                     3. all of the Seller's inventories relating to the
               Business, including without limitation, all raw materials, work in process and office and other supplies, whether on-site, held at any location controlled by Seller or in transit to Seller; See Schedule 1.1.3 - Inventories

                     4. all of the prepaid expenses, and unbilled costs and fees of Seller relating to the Business;
               See Schedule 1.1.5.1 - Prepaids


                     5. all goodwill associated with the Business and the
               Purchased Asset together with the right to represent to third parties that Buyer is the successor to the Business and

                     6. any deposits made by Seller in conjunction with the
               Business including but not limited to Security Deposits for leased premises and/or equipment.
               See Schedule 1.1.5.2 Deposits

                     7. petty cash in possession of Buyer at Closing Date which equals $500.00 or less.

                     8. Accounts receivable

               See Schedule 1.1.2 Accounts Receivable

                                  SCHEDULE 1.2

                               ASSUMED LIABILITIES

Accrued Vacation - See Vacation and Sick Leave Report dated 10/16/01

Accrued Commissions - See A/C #1-2008-0 as of September 30, 2001 and dated 10/22/01

Accrued Salaries - See September Accrual A/C #1-2205-0

Deferred Revenue and Deposits

      See Schedule 3.1 - Current Billing Period

      See Schedule 3.2 - Smurfit Stone Container - A/C# 1-2024-3 as of September 30, 2001

      See Schedule 3.3 - Maintenance Pre-Payments - A/C# 2230-101010

                                    EXHIBIT A

     Leased Premises - See Wareforce, Inc. Lease Commitment, September 30, 2001 dated 10/30/01

     Leased Equipment - See Wareforce, Inc. Lease Commitment, September 30, 2001 dated 10/30/01


     Balance Sheet - See September Balance Sheet dated 10/23/01 9:45 AM


     Litigation - Seller is not a party to any litigation specific to the Purchased Assets or the Business. Seller was a party to an arbitration action related to a former officer of the Business but such arbitration is being settled concurrently with the closing of the transaction referred to in this Agreement. Seller is on notice of a dispute with regard to the Detroit facility once occupied by the Business and has agreed to indemnify Buyer in that regard. (See Section 5d). Seller is a party to various litigation relative to its business as it relates to the Los Angeles Unified School District and other litigation incidental to its business.

     ERISA Plans - Seller currently has a Stock Option/Profit Sharing Plan in place. In the past five years, Seller also has purchased the stock or assets of several businesses that also had plans subject to ERISA. These plans were either terminated or rolled into Seller's plan.

                                    EXHIBIT B
                                 PROMISSORY NOTE

$305,000                                                       November 2, 2001


        FOR VALUE RECEIVED, the undersigned, BLM Technologies, Inc., a Minnesota corporation ("BLM"), promises to pay to the order of Wareforce Incorporated (hereinafter "Lender") its successors and assigns, at 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, THREE HUNDRED AND FIVE THOUSAND DOLLARS AND NO CENTS ($305,000.00), payable as follows:

           forty-eight (48) equal monthly payments with the first payment being due on February 1, 2002 and the remaining payments being due on the 1st of each month.

        This Note is made with interest at the prime rate published in the Wall Street Journal on the date first written above. However, in the event that any payment owed hereunder is late, Lender or its successors or assigns shall have the right to charge BLM interest on any past due amount at the maximum rate allowed by law.

        This Note is secured by a Security Agreement of even date herewith pledging certain property of BLM.

        If payment of any installment of principal is not paid when due hereunder, or upon the occurrence of any Event of Default described in any agreement evidencing or securing this Note (collectively "Loan Documents") (such event hereinafter an "Event of Default"), then Lender or any holder hereof shall have the right and option to declare the unpaid principal and interest balance hereunder immediately due and payable, following written notice of default to BLM, and only in the event that BLM fails to cure the Event of Default within 10 days after receipt of such notice.

        BLM shall be entitled to prepay the principal balance and interest accrued at any time without penalty.

        Time shall be of the essence in the payment of any sums due hereunder and the performance of any covenants or agreements contained herein or in the Loan Documents.

        Acceptance of any payment in an amount less than the amount due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default under this Note.

        Upon any Event of Default, neither the failure of the holder to promptly exercise its right to declare the outstanding principal balance and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the holder to demand strict performance of any obligation of any person who may be liable hereunder, or any guarantor hereof, shall constitute a waiver of any such rights. In addition, any waiver of any rights which shall be given by the holder must and shall be in writing, and signed by the holder and then shall be enforceable only to the extent specifically set forth in writing. Waiver with reference to one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy as to a subsequent event.

        The remedies of the holder, as provided herein, by law and in any Loan Documents, are not exclusive and shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the holder and may be exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        The undersigned and all endorsers, guarantors, or any other person who may be liable hereunder, hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, diligence in collection or bringing suit, and all endorsers, guarantors or any other person who may be liable hereunder consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to payment or other provisions of this Note, said Loan Documents, and to the release of any collateral or any part thereof, with or without substitution.

        The undersigned, its successors or assigns, shall pay on demand all costs and expenses, including reasonable attorney's fees, incurred by the holder in enforcing collection of the indebtedness evidenced by this Note.

        Notwithstanding any provision in this Note or in the Loan Documents to the contrary, nothing herein or therein shall be construed so as to permit or require the payment of interest in excess of the highest rate of interest permitted to be charged in connection with the laws of the State of Minnesota. In the event that the interest in excess of such maximum rate of interest is received, then such excess shall be automatically applied to the principal balance due hereunder.

        The laws of the State of Minnesota shall govern this Note.

        IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first written above.


                                    BLM Technologies, INC.



                                    By: /s/ Ronald Meinhardt
                                       -------------------------
                                    Name: Ronald Meinhardt
                                    Title: President

                                    EXHIBIT C

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT made this 2nd day of November, 2001, by BLM Technologies, Inc. a Minnesota corporation (the Debtor) having its principal offices presently located at 9536 Oxborough Curve, Bloomington, MN 55437 (whether one or more, hereinafter referred to as the "Debtor"), in favor of Wareforce Incorporated, its successors and assigns, whose address is 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 (hereinafter referred to as the "Secured Party").

                                   WITNESSETH:

        WHEREAS, Debtor is indebted to the Secured Party in the principal amount of up to $305,000, as evidenced by its Promissory Note in said amount (hereinafter referred to as the "Note") of even date herewith executed and delivered by Debtor in connection with the sale of the assets of Wareforce Incorporated which are related to its Seller's Response Services division to Debtor pursuant to a Purchase Agreement of even date (the "Purchase Agreement"); and

        WHEREAS, the sale of the assets of Wareforce Incorporated to the Debtor is conditioned upon the Debtor further securing the Note by, giving to Secured Party a security interest in the property described on Exhibit A attached hereto and made part hereof.

        NOW, THEREFORE, in consideration for making of the loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.      SECURITY INTEREST:

     1.1 In consideration of the above-mentioned sale, Debtor hereby grants to Secured Party a security interest (hereinafter referred to as the "Security Interest") in all of the property of the Debtor described in Schedule A whether now owned or hereafter acquired together with any proceeds thereof (hereinafter referred to as the "Collateral") subordinate to Buyer's Working Capital Lender and any security interests asserted therein.

     1.2 This Security Agreement and the rights hereby granted shall secure the following (hereinafter collectively referred to as the "Obligations"):

          (a) The principal of, the interest on, and any other sums due under the Note, and any renewals, extensions or modifications thereof; and

          (b) The statutory costs of all legal proceedings brought by the Secured Party to enforce the Note, all other costs and expenses paid or incurred by the Secured Party in respect of or in connection with the Collateral, and any other sums that may become due and payable hereunder by the Debtor; and

          (c) Any and all indebtedness, obligations and liabilities of any kind and nature of the Debtor (or if more than one, by either Debtor) to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

2.    DEBTOR WARRANTS, COVENANTS AND AGREES:

     The Debtor hereby warrants, covenants and agrees that:

     2.1 The Collateral covered by this Security Agreement is used or purchased for use primarily for business purposes.

     2.2 Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Secured Party consents to any sale of such property.

     2.3 The Collateral will be located at the offices of Debtor listed on Schedule A (collectively the "Premises"). Except for purposes of replacement and repair of the equipment and for sale of the inventory in the ordinary course of business, the Debtor will not remove its Collateral from the Premises, or allow it to be removed, from said Premises without the prior written consent of the Secured Party. The Debtor will promptly give written notice to the Secured Party of any cessation of its business conducted at the location and of any loss or damage by fire or other casualty to any substantial part of the Collateral.

     2.4 The Debtor will, at all reasonable times, allow the Secured Party or its representatives free and complete access to all of the Debtor's records, for such inspection and examination as the Secured Party deems necessary. The Debtor shall also upon request of the Secured Party from time to time submit up-to-date schedules of the items comprising the Collateral owned by it in such detail as the Secured Party shall reasonably require.

     2.5 The Debtor at its cost and expense will protect and defend this Agreement, all of the rights of the Secured Party hereunder, and the Collateral owned by it against the claims and demands of all other parties.

     2.6 The Debtor will at all times keep and maintain the Collateral owned by it in good order, repair and condition, and will promptly replace any part thereof that from time to time may become obsolete, badly worn, or in a state of disrepair, or, if supplies, be consumed in the normal course of the Debtor's business operations. All such replacements shall be free of any other lien, security interest or encumbrance of any nature except as otherwise provided for herein. The Debtor may sell or dispose of only that part of the Collateral that Debtor is obligated to replace, and, unless Secured Party then agrees otherwise in writing, all proceeds from any such sale or disposition in excess of the amount expended for such replacements shall promptly be paid over by the Debtor to the Secured Party to be applied against the sums secured hereby, whether or not such sums are then due and payable.

     2.7 The Secured Party or its representatives may at any and all reasonable times inspect the Collateral and may enter upon any and all Premises where the same is kept or might be located.

     2.8 The Debtor will not, without obtaining the prior written consent of Secured Party, transfer or permit any transfer of the Collateral owned by it or any part thereof to be made, or any interest therein to be created by way of a sale (except as permitted above), or by way of a grant of a security interest, or by way of a levy or other judicial process. Notwithstanding anything contained herein to the contrary the Secured Party agrees that it will subordinate any security interest herein granted to any security interest required of Debtor by any financial institution or any other major manufacturer, vendor or distributor with a secured financing program in place.

     2.9 The Debtor will promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of its Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the terms of this Agreement.

    2.10 The Secured Party at all times shall have a perfected security interest in the Collateral that shall be prior to any other interests therein. Debtor will do all acts and things, and will execute, and file, all instruments (including Security Agreements, Financing Statements, Continuation Statements, etc.) requested by, the Secured Party to establish, maintain and continue the perfected Security Interest of Secured Party in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest of Secured Party, and also pay all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

    2.11 The Debtor at its expense will obtain and maintain in force insurance policies covering losses or damage to its Collateral. The insurance policies to be obtained by the Debtor shall be in form and amounts acceptable to Secured Party. The Secured Party is hereby irrevocably appointed the Debtor's attorney in fact to endorse any check or draft that may be payable to the Debtor, alone or jointly with other payees, so that the Secured Party may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by the Secured Party in the collection thereof shall be applied in the sole discretion of the Secured Party, either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

    2.12 The Secured Party may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, and all amounts expended by the Secured Party, in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to the Secured Party upon demand therefore, and shall bear interest at the interest rate, as defined in the Note, from the dates of such expenditures until paid.

    2.13 Debtor will give Secured Party immediate written notice of any change in location of Debtor's chief executive office.

3.   EVENTS OF DEFAULT:

The occurrence of any of the following events shall constitute and is hereby defined to be, an "Event of Default":

     3.1 Any failure or neglect to observe or perform any of the terms, provisions, promises, agreements or covenants of this Security Agreement and the continuance of such failure or neglect after notice thereof to the Debtor; or

     3.2 Any failure of the maker to pay any installment of principal and/or interest, or any other sum due under the Note or of Debtor to pay any other Obligations secured hereby, at the time such installment shall become due and payable.

     3.3 Any warranty, representation or statement contained in this Security Agreement made or furnished to the Secured Party by or on behalf of the Debtor, which shall be or shall prove to have been materially false when made or furnished.

4.      SECURED PARTY'S REMEDIES:

Upon the occurrence of any Event of Default hereunder, Secured Party shall have the following rights and remedies, at any time after giving notice and after the expiration of the grace period provided herein:

     4.1 The Secured Party may, at its option, declare all or any part of the Obligations immediately due and payable and Debtor shall on demand by Secured Party deliver the Collateral to the Secured Party. Secured Party may, without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, may enter upon said Real Property or upon any other property occupied by or in the control of the Debtor. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

     4.2 The Secured Party may pursue any legal remedy available to collect all sums secured hereby and to enforce its title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it, and no such action shall operate as a waiver of any other right or remedy of the Secured Party under the terms hereof, or under the laws of the State of Minnesota.

     4.3 Debtor waives any requirements of presentment, protest, notices of protest, notices of dishonor, and all other formalities. Debtor waives all rights and/or privilege it might otherwise have to require Secured Party to proceed against or exhaust the Collateral encumbered hereby or by any other security document or instrument securing said Note or to proceed against any guarantor of such indebtedness, or to pursue any other remedy available to Secured Party in any particular manner or order under the legal or equitable doctrine or principle of marshaling and/or suretyship and further agrees that Secured Party may proceed against any or all of the Collateral encumbered hereby or by any other security document or instrument securing said Note in the event of default and after expiration of any applicable grace period following notice in such order and manner as Secured Party in its sole discretion may determine. Any Debtor that has signed this Security Agreement as a surety or accommodation party, or that has subjected its property to this Security Agreement to secure the indebtedness of another hereby expressly waives any defense arising by reason of any disability or other defense of the maker or by reason of the cessation from any cause whatsoever of the liability of maker, and waives the benefit of any statutes of limitation affecting the enforcement hereof.

     4.4 The Secured Party, upon obtaining possession of the Collateral or any part thereof, may sell the same at public or private sale either with or without having such Collateral at the place of sale, and with notice to Debtor as provided in paragraph 4.6 herein. The proceeds of such sale, after deducting therefore all expenses of the Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of any part or all of the obligations and any other indebtedness or liability of the Debtor to the Secured Party, and any surplus thereafter remaining shall be paid to the Debtor, or any other person that may be legally entitled thereto. In the event of a deficiency, between such net proceeds from the sale of Collateral and the total amount owing by the Debtor under the Obligations, the Debtor (or if more than one, jointly and severally) will promptly upon demand pay the amount of such deficiency to the Secured Party.

     4.5 At any sale, public or private, of the Collateral or any part thereof, made in the enforcement of the rights and remedies hereunder of the Secured Party; the Secured Party may, so far as may be lawful, purchase any part or parts of the Collateral or all thereof offered at such sale.

     4.6 Secured Party shall give Debtor reasonable notice of any sale or other disposition of the Collateral or any part thereof. Debtor agrees that notice and demand shall be conclusively deemed to be reasonable and effective if such notice is mailed by registered or certified mail postage prepaid, to the Debtor at the address above given, or at such other address as the Debtor may designate hereafter by written notice to the Secured Party, at least ten (10) days prior to such sale or other disposition.

    4.7 The Secured Party shall have all the rights and remedies afforded a Secured Party under the Minnesota Uniform Commercial Code and all other legal or equitable remedies provided by the laws of the United States and the State of Minnesota.

5.      MISCELLANEOUS PROVISIONS:

     5.1 No Event of Default hereunder by Debtor shall be deemed to have been waived by the Secured Party except by a writing to that effect signed on behalf of the Secured Party by an officer thereof and no waiver of any such Event of Default shall operate as a waiver of any such Event of Default shall operate as a waiver of any other Event of Default on a future occasion, or as a waiver of that Event of Default after written notice thereof and demand by Secured Party for strict performance of this Agreement. All rights, remedies and privileges of the Secured Party hereunder shall be cumulative and not alternative, and shall, whether or not specifically so expressed, inure to the benefit of the Secured Party, its successors and assigns, and all obligations of the Debtor shall bind its successors and legal representatives.

     5.2 Until an Event of Default and expiration of the 10 day grace period provided for in the Note, the Debtor may retain possession of the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or with the provisions of any policies of insurance thereon.

     5.3 The terms herein shall have the meanings in and be construed under the Minnesota Commercial Code and all issues arising hereunder shall be governed by the laws of the State of Minnesota. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     5.4 No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and a duly authorized officer of Secured Party.

     5.5 This Security Agreement shall remain in full force and effect until all of the indebtedness of the Debtor to the Secured Party, and any extensions or renewals thereof shall be paid in full.

     5.6 Secured Party and Debtor as used herein shall include the heirs, executors or administrator, or successors or assigns of those parties. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein.

     5.7 A carbon, photographic or other reproduced copy of this Security Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

     IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Debtor on the date indicated above.

SECURED PARTY:                              DEBTOR:

Wareforce Incorporated                      BLM Technologies, Inc.

By: /s/ Jim Illson                          By: /s/ Ronald Meinhardt
   ---------------------------                 ------------------------------
Name: Jim Illson                            Name: Ronald Meinhardt
Its: President                              Its: President

                                   SCHEDULE A

Schedule A - Premises
    14728th Avenue North, Plymouth, Minnesota

Schedule A - Assets
    See Schedule 1.1

                                    EXHIBIT D

                                 PROMISSORY NOTE

Up to $575,000                                                 November 2, 2001


        FOR VALUE RECEIVED, the undersigned, BLM Technologies, Inc., a Minnesota corporation ("BLM"), promises to pay to the order of Wareforce Incorporated (hereinafter "Lender") its successors and assigns, at 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, an amount up to FIVE HUNDRED SEVENTY FIVE THOUSAND DOLLARS AND NO CENTS ($575,000.00), payable based on the Business' Earnings Before, Amortization and Taxes ("EBAT"), (but excluding costs for asset write-offs, other non-operating expenses, salaries of any employee, consultant, director or the like of Buyer who are not employed by Buyer or Seller on the Closing Date and who are also shareholders of Buyer without the prior written consent of the Seller and other expenses not related to the ordinary operation of the Business) , as measured by Generally Accepted Accounting Principles (except that for purposes of the calculation of EBAT hereunder, salaries of any employee, consultant, director or the like of Buyer who are also shareholders of Buyer shall be initially calculated as of the amount such person was earning on the Closing Date, and subsequently calculated as of the amount such person was earning on the Closing Date plus 5% for each year after the Closing Date or the actual salary, whichever is lower). Contingent Note payments, if any, shall be according to the following schedule:

               If EBAT is less than $50,000.00, no payment shall be due;


               If EBAT is equal to or greater than $50,000.00 but less than
                  $75,000.00, then Buyer shall pay to Seller ten percent (10%) of the amount by which EBAT exceeds $50,000.00;

               If EBAT is equal to or greater than $75,000.00 but less than
                  $100,000.00, then Buyer shall pay to Seller fifteen percent (15%) of the amount by which EBAT exceeds $50,000.00; or

               If EBAT is greater than $100,000.00, then Buyer shall pay to
                  Seller twenty-five percent (25%) of the amount by which EBAT exceeds $50,000.00.

        Contingent Note payments, if any, shall be made in each of the Buyer's four (4) full Fiscal Years following the Closing Date. Buyer's fiscal year ("Fiscal Year") shall be the period of time beginning on the first day of November and continuing through the last day of October, commencing in the year 2001, and continuing thereafter.Any such payments due and owning shall made no later than 90 days following the end of the Fiscal Year in which such EBAT was earned.

        In the event Buyer satisfies the Firm Note in full within 1 year of the Closing Date, Seller shall only be entitled to FIFTY PERCENT (50%) of the amount calculated under the Contingent Note.

        The maximum amount of principle BLM shall be required to pay to Lender under this Note is FIVE HUNDRED SEVENTY FIVE THOUSAND DOLLARD AND NO CENTS ($575,000.00).

        This Note is made without interest. However, in the event that any payment owed hereunder is late, Lender or its successors or assigns shall have the right to charge BLM interest on any outstanding principal at the maximum rate allowed by law.

        This Note is secured by a Security Agreement of even date herewith pledging certain property of BLM.

        If payment of any installment of principal is not paid when due hereunder, or upon the occurrence of any Event of Default described in any agreement evidencing or securing this Note (collectively "Loan Documents") (such event hereinafter an "Event of Default"), then Lender or any holder hereof shall have the right and option to declare the unpaid principal and interest balance hereunder immediately due and payable, without notice.

        Time shall be of the essence in the payment of any sums due hereunder and the performance of any covenants or agreements contained herein or in the Loan Documents.

        Acceptance of any payment in an amount less than the amount due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default under this Note.

        Upon any Event of Default, neither the failure of the holder to promptly exercise its right to declare the outstanding principal balance and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the holder to demand strict performance of any obligation of any person who may be liable hereunder, or any guarantor hereof, shall constitute a waiver of any such rights. In addition, any waiver of any rights which shall be given by the holder must and shall be in writing, and signed by the holder and then shall be enforceable only to the extent specifically set forth in writing. Waiver with reference to one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy as to a subsequent event.

        The remedies of the holder, as provided herein, by law and in any Loan Documents, are not exclusive and shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the holder and may be exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        The undersigned and all endorsers, guarantors, or any other person who may be liable hereunder, hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, diligence in collection or bringing suit, and all endorsers, guarantors or any other person who may be liable hereunder consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to payment or other provisions of this Note, said Loan Documents, and to the release of any collateral or any part thereof, with or without substitution.

        The undersigned, its successors or assigns, shall pay on demand all costs and expenses, including reasonable attorney's fees, incurred by the holder in enforcing collection of the indebtedness evidenced by this Note.

        Notwithstanding any provision in this Note or in the Loan Documents to the contrary, nothing herein or therein shall be construed so as to permit or require the payment of interest in excess of the highest rate of interest permitted to be charged in connection with the laws of the State of Minnesota. In the event that the interest in excess of such maximum rate of interest is received, then such excess shall be automatically applied to the principal balance due hereunder.

        The laws of the State of Minnesota shall govern this Note.

        IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first written above.


                                    BLM Technologies, INC.

                                    By: /s/ Ronald Meinhardt
                                       -------------------------
                                    Name: Ronald Meinhardt
                                    Title: President

                                    EXHIBIT E

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT made this 2nd day of November, 2001, by BLM Technologies, Inc. a Minnesota corporation (the Debtor) having its principal offices presently located at 9536 Oxborough Curve, Bloomington, MN 55437 (whether one or more, hereinafter referred to as the "Debtor"), in favor of Wareforce Incorporated, its successors and assigns, whose address is 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 (hereinafter referred to as the "Secured Party").

                                   WITNESSETH:

WHEREAS, Debtor is indebted to the Secured Party for the payment to Secured Party of an amount up to FIVE HUNDRED SEVENTY FIVE THOUSAND DOLLARS AND NO CENTS ($575,000.00), payable based on the Business' Earnings Before, Amortization and Taxes ("EBAT"), (but excluding costs for asset write-offs, other non-operating expenses, salaries of any employee, consultant, director or the like of Buyer who are not employed by Buyer or Seller on the Closing Date and who are also shareholders of Buyer without the prior written consent of the Seller and other expenses not related to the ordinary operation of the Business) , as measured by Generally Accepted Accounting Principles (except that for purposes of the calculation of EBAT hereunder, salaries of any employee, consultant, director or the like of Buyer who are also shareholders of Buyer shall be initially calculated as of the amount such person was earning on the Closing Date, and subsequently calculated as of the amount such person was earning on the Closing Date plus 5% for each year after the Closing Date or the actual salary, whichever is lower). Contingent Note payments, if any, shall be according to the following schedule:

               If EBAT is less than $50,000.00, no payment shall be due;


               If EBAT is equal to or greater than $50,000.00 but less than
                  $75,000.00, then Buyer shall pay to Seller ten percent (10%) of the amount by which EBAT exceeds $50,000.00;

               If EBAT is equal to or greater than $75,000.00 but less than
                  $100,000.00, then Buyer shall pay to Seller fifteen percent (15%) of the amount by which EBAT exceeds $50,000.00; or

               If EBAT is greater than $100,000.00, then Buyer shall pay to
                  Seller twenty-five percent (25%) of the amount by which EBAT exceeds $50,000.00.

        Contingent Note payments, if any, shall be made in each of the four (4) full Fiscal Years following the Closing Date. Buyer's fiscal year ("Fiscal Year") shall be the period of time beginning on the first day of November and continuing through the last day of October, commencing in the year 2001, and continuing thereafter.Any such payments due and owning shall made no later than 90 days following the fiscal year in which such EBAT was earned, and

        WHEREAS, the payment of sums to Wareforce Incorporated by the Debtor is conditioned upon the Debtor further securing the Note by giving to Secured Party a security interest in the property described on Schedule A attached hereto and made a part hereof.

        NOW, THEREFORE, in consideration for making of the loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.    SECURITY INTEREST

      1.1. In consideration of the above-mentioned sale, Debtor hereby grants to Secured Party a security interest (hereinafter referred to as the "Security Interest") in all of the property of the Debtor described in Schedule A whether now owned or hereafter acquired together with any proceeds thereof (hereinafter referred to as the "Collateral") subordinate to Buyer's Working Capital Lender and any security interests asserted therein.

      1.2. This Security Agreement and the rights hereby granted shall secure the following (hereinafter collectively referred to as the "Obligations"):

            1.2.1. The principal of, the interest on, and any other sums due under the Note, and any renewals, extensions or modifications thereof; and 1.2.2. The statutory costs of all legal proceedings brought by the Secured Party to enforce the Note, all other costs and expenses paid or incurred by the Secured Party in respect of or in connection with the Collateral, and any other sums that may become due and payable hereunder by the Debtor; and

            1.2.3. Any and all indebtedness, obligations and liabilities of any kind and nature of the Debtor (or if more than one, by either Debtor) to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

2.    DEBTOR WARRANTS, COVENANTS AND AGREES:

      2.1.  The Debtor hereby warrants, covenants and agrees that:

      2.2. The Collateral covered by this Security Agreement is used or purchased for use primarily for business purposes.

      2.3. Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Secured Party consents to any sale of such property.

      2.4. The Collateral will be located at the offices of Debtor listed on Exhibit A attached hereto and made part hereof (collectively the "Premises"). Except for purposes of replacement and repair of the equipment and for sale of the inventory in the ordinary course of business, the Debtor will not remove its Collateral from the Premises, or allow it to be removed, from said Premises without the prior written consent of the Secured Party. The Debtor will promptly give written notice to the Secured Party of any cessation of its business conducted at the location and of any loss or damage by fire or other casualty to any substantial part of the Collateral.

      2.5. The Debtor will, at all reasonable times, allow the Secured Party or its representatives free and complete access to all of the Debtor's records, for such inspection and examination as the Secured Party deems necessary. The Debtor shall also upon request of the Secured Party from time to time submit up-to-date schedules of the items comprising the Collateral owned by it in such detail as the Secured Party shall reasonably require.

      2.6. The Debtor at its cost and expense will protect and defend this Agreement, all of the rights of the Secured Party hereunder, and the Collateral owned by it against the claims and demands of all other parties.

      2.7. The Debtor will at all times keep and maintain the Collateral owned by it in good order, repair and condition, and will promptly replace any part thereof that from time to time may become obsolete, badly worn, or in a state of disrepair, or, if supplies, be consumed in the normal course of the Debtor's business operations. All such replacements shall be free of any other lien, security interest or encumbrance of any nature. The Debtor may sell or dispose of only that part of the Collateral that Debtor is obligated to replace, and, unless Secured Party then agrees otherwise in writing, all proceeds from any such sale or disposition in excess of the amount expended for such replacements shall promptly be paid over by the Debtor to the Secured Party to be applied against the sums secured hereby, whether or not such sums are then due and payable.

      2.8. The Secured Party or its representatives may at any and all reasonable times inspect the Collateral and may enter upon any and all Premises where the same is kept or might be located.

      2.9. The Debtor will not, without obtaining the prior written consent of Secured Party, transfer or permit any transfer of the Collateral owned by it or any part thereof to be made, or any interest therein to be created by way of a sale (except as permitted above), or by way of a grant of a security interest, or by way of a levy or other judicial process. Notwithstanding anything contained herein to the contrary the Secured Party agrees that it will subordinate any security interest herein granted to any security interest required of Debtor by any financial institution or any other major manufacturer, vendor or distributor with a secured financing program in place.

      2.10. The Debtor will promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of its Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the terms of this Agreement.

      2.11. The Secured Party at all times shall have a perfected security interest in the Collateral that shall be prior to any other interests therein. Debtor will do all acts and things, and will execute, and file, all instruments (including Security Agreements, Financing Statements, Continuation Statements, etc.) requested by, the Secured Party to establish, maintain and continue the perfected Security Interest of Secured Party in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest of Secured Party, and also pay all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

      2.12. The Debtor at its expense will obtain and maintain in force insurance policies covering losses or damage to its Collateral. The insurance policies to be obtained by the Debtor shall be in form and amounts acceptable to Secured Party. The Secured Party is hereby irrevocably appointed the Debtor's attorney in fact to endorse any check or draft that may be payable to the Debtor, alone or jointly with other payees, so that the Secured Party may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by the Secured Party in the collection thereof shall be applied in the sole discretion of the Secured Party, either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

      2.13. The Secured Party may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, and all amounts expended by the Secured Party, in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to the Secured Party upon demand therefore, and shall bear interest at the interest rate, as defined in the Note, from the dates of such expenditures until paid.

      2.14. Debtor will give Secured Party immediate written notice of any change in location of Debtor's chief executive office.

3.    EVENTS OF DEFAULT:

      3.1. The occurrence of any of the following events shall constitute and is hereby defined to be, an "Event of Default":

            3.1.1. Any failure or neglect to observe or perform any of the terms, provisions, promises, agreements or covenants of this Security Agreement and the continuance of such failure or neglect after notice thereof to the Debtor; or

            3.1.2. Any failure of the maker to pay any installment of principal and/or interest, or any other sum due under the Note or of Debtor to pay any other Obligations secured hereby, at the time such installment shall become due and payable; or

            3.1.3. Any warranty, representation or statement contained in this
                   Security Agreement made or furnished to the Secured Party by or on behalf of the Debtor, which shall be or shall prove to have been materially false when made or furnished.

4.    SECURED PARTY'S REMEDIES:

      4.1. Upon the occurrence of any Event of Default hereunder, Secured Party shall have the following rights and remedies, at any time after giving notice and after the expiration of the grace period provided herein:

            4.1.1. The Secured Party may, at its option, declare all or any part of the Obligations immediately due and payable and Debtor shall on demand by Secured Party deliver the Collateral to the Secured Party. Secured Party may, without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, may enter upon said Real Property or upon any other property occupied by or in the control of the Debtor. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

            4.1.2. The Secured Party may pursue any legal remedy available to collect all sums secured hereby and to enforce its title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it, and no such action shall operate as a waiver of any other right or remedy of the Secured Party under the terms hereof, or under the laws of the State of Minnesota.

            4.1.3. Debtor waives any requirements of presentment, protest, notices of protest, notices of dishonor, and all other formalities. Debtor waives all rights and/or privilege it might otherwise have to require Secured Party to proceed against or exhaust the Collateral encumbered hereby or by any other security document or instrument securing said Note or to proceed against any guarantor of such indebtedness, or to pursue any other remedy available to Secured Party in any particular manner or order under the legal or equitable doctrine or principle of marshaling and/or suretyship and further agrees that Secured Party may proceed against any or all of the Collateral encumbered hereby or by any other security document or instrument securing said Note in the event of default and after expiration of any applicable grace period following notice in such order and manner as Secured Party in its sole discretion may determine. Any Debtor that has signed this Security Agreement as a surety or accommodation party, or that has subjected its property to this Security Agreement to secure the indebtedness of another hereby expressly waives any defense arising by reason of any disability or other defense of the maker or by reason of the cessation from any cause whatsoever of the liability of maker, and waives the benefit of any statutes of limitation affecting the enforcement hereof.

            4.1.4. The Secured Party, upon obtaining possession of the
                   Collateral or any part thereof, may sell the same at public or private sale either with or without having such Collateral at the place of sale, and with notice to Debtor as provided herein. The proceeds of such sale, after deducting therefrom all expenses of the Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of any part or all of the obligations and any other indebtedness or liability of the Debtor to the Secured Party, and any surplus thereafter remaining shall be paid to the Debtor, or any other person that may be legally entitled thereto. In the event of a deficiency, between such net proceeds from the sale of Collateral and the total amount owing by the Debtor under the Obligations, the Debtor (or if more than one, jointly and severally) will promptly upon demand pay the amount of such deficiency to the Secured Party.

            4.1.5. At any sale, public or private, of the Collateral or any part thereof, made in the enforcement of the rights and remedies hereunder of the Secured Party; the Secured Party may, so far as may be lawful, purchase any part or parts of the Collateral or all thereof offered at such sale.

            4.1.6. Secured Party shall give Debtor reasonable notice of any sale or other disposition of the Collateral or any part thereof. Debtor agrees that notice and demand shall be conclusively deemed to be reasonable and effective if such notice is mailed by registered or certified mail postage prepaid, to the Debtor at the address above given, or at such other address as the Debtor may designate hereafter by written notice to the Secured Party, at least ten (10) days prior to such sale or other disposition.

            4.1.7. The Secured Party shall have all the rights and remedies afforded a Secured Party under the Minnesota Uniform Commercial Code and all other legal or equitable remedies provided by the laws of the United States and the State of Minnesota.

5.    MISCELLANEOUS PROVISIONS:

      5.1. No Event of Default hereunder by Debtor shall be deemed to have been waived by the Secured Party except by a writing to that effect signed on behalf of the Secured Party by an officer thereof and no waiver of any such Event of Default shall operate as a waiver of any such Event of Default shall operate as a waiver of any other Event of Default on a future occasion, or as a waiver of that Event of Default after written notice thereof and demand by Secured Party for strict performance of this Agreement. All rights, remedies and privileges of the Secured Party hereunder shall be cumulative and not alternative, and shall, whether or not specifically so expressed, inure to the benefit of the Secured Party, its successors and assigns, and all obligations of the Debtor shall bind its successors and legal representatives.

      5.2. Until an Event of Default and expiration of any applicable grace period, the Debtor may retain possession of the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or with the provisions of any policies of insurance thereon.

      5.3. The terms herein shall have the meanings in and be construed under the Minnesota Commercial Code and all issues arising hereunder shall be governed by the laws of the State of Minnesota. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      5.4. No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and a duly authorized officer of Secured Party.

      5.5. This Security Agreement shall remain in full force and effect until all of the indebtedness of the Debtor to the Secured Party, and any extensions or renewals thereof shall be paid in full.

      5.6. Secured Party and Debtor as used herein shall include the heirs, executors or administrator, or successors or assigns of those parties. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein.

      5.7. A carbon, photographic or other reproduced copy of this Security Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

     IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Debtor on the date indicated above.

SECURED PARTY:                              DEBTOR:

Wareforce Incorporated                      BLM Technologies, Inc.


By: /s/ Jim Illson                          By: /s/ Ronald Meinhardt
   ----------------------------                 ----------------------------
Name: Jim Illson                            Name: Ronald Meinhardt
Its: President                              Its: President

                                   SCHEDULE A

Schedule A - Premises
    14728th Avenue North, Plymouth, Minnesota

Schedule A - Assets
    See Schedule 1.1

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement, dated as of November 2, 2001, is entered into by and between BLM Technologies, Inc., a Minnesota corporation ("Buyer"), and Wareforce Incorporated ("Seller"), a California corporation.

                                   WITNESSETH

      Whereas, Buyer and Seller have concurrently herewith consummated the purchase by Buyer of the Purchased Assets pursuant to the terms and conditions of the Asset Purchase Agreement dated November 2, 2001 between Buyer and Seller, (the "Asset Purchase Agreement"); capitalized terms not otherwise defined herein shall have the meaning given them in the Asset Purchase Agreement;

      Whereas, pursuant to the Asset Purchase Agreement, Buyer has agreed to purchase the Purchased Assets and to assume Assumed Liabilities of Seller with respect to the Purchased Assets;

      Now, therefore, in consideration of the sale and purchase of the Purchased Assets and in accordance with the terms of the Asset Purchase Agreement, Buyer and Seller agree as follows:

          a) Seller does hereby sell, transfer, assign and deliver to Buyer all of the right, title and interest of Seller in, to and under the Purchased Assets.

          b) Buyer does hereby accept and assume all the right, title and interest of Seller in, to and under all of the Purchased Assets and Buyer assumes and agrees to pay, perform and discharge promptly and fully when due all of the Assumed Liabilities.

      This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflicts of law rules of such state.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      In witness whereof, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BUYER:                                      SELLER:


BLM Technologies, INC.                      WAREFORCE INCORPORATED


By: /s/ Ronald Meinhardt                    By: /s/ Jim Illson
----------------------------                   ----------------------------
Name: Ronald Meinhardt                      Name: Jim Illson
Title: President                            Title: President

                            BILL OF SALE OF BUSINESS

This Bill of Sale of Business is delivered pursuant to that certain Asset Purchase Agreement (the "Agreement"), dated November 2, 2001, between BLM Technologies, Inc. (the "Buyer") and Wareforce Incorporated (the "Seller"), providing for the purchase by Buyer of certain assets of Seller. All capitalized terms used herein shall have the meanings set forth in the Agreement.

For value received, Seller hereby sells, assigns and transfers to Buyer the following assets of Seller pertaining to or used in the Business, wherever located, whether known or unknown, and whether or not on the books and records of Seller as the same may exist on the Closing Date, all:

          The assets of the Business listed on the enclosed schedules summarized as follows. Only assets appearing on the Schedules attached to the Agreement shall be considered Purchased Assets;

          1. office equipment at the various Response Services locations of the Seller including, without limitation, Seller's telephone system, computer systems, tools and supplies of Seller's repair department, advertising signs, catalogs and sales literature;

                        See Schedule 1.1.4 - Fixed Assets

          2. leasehold improvements at the various Response Services locations of the Seller not deemed to be the property of Seller's landlord including, without limitations, trade fixtures;

                        See Schedule 1.1.4 - Fixed Assets

          3. all of the Seller's inventories relating to the Business, including without limitation, all raw materials, work in process and office and other supplies, whether on-site, held at any location controlled by Seller or in transit to Seller;

                        See Schedule 1.1.3 - Inventories

          4. all of the prepaid expenses, and unbilled costs and fees of Seller relating to the Business;

                        See Schedule 1.1.5.1 - Prepaids

          5. all goodwill associated with the Business and the Purchased Asset together with the right to represent to third parties that Buyer is the successor to the Business and

          6. any deposits made by Seller in conjunction with the Business including but not limited to Security Deposits for leased premises and/or equipment.

                        See Schedule 1.1.5.2 Deposits

          7. petty cash in possession of Buyer at Closing Date which equals $500.00 or less.

          8.   Accounts receivable

                        See Schedule 1.1.2 Accounts Receivable

                  In witness whereof, the undersigned has executed this Bill of Sale of Business in El Segundo, California, effective as of November 2, 2001.

                                           WAREFORCE INCORPORATED


                                           By: /s/ Jim Illson
                                              ----------------------------
                                           Name: Jim Illson
                                           Title: President

                             WAREFORCE INCORPORATED

OFFICER'S CERTIFICATE

                I, Don Hughes, hereby certify (i) that I am the Assistant Secretary of Wareforce Incorporated (the "Seller"), (ii) that I am authorized to deliver this Officer's Certificate, and (iii) that the Seller has authorized all corporate action necessary on its part to authorized the transactions contemplated by the Asset Purchase Agreement, dated November 2, 2001, between BLM Technologies, Inc. and Seller.

        Dated: November 2, 2001                  WAREFORCE INCORPORATED


                                                 By: /s/ Don Hughes
                                                    ------------------------
                                                 Name:  Don Hughes
                                                 Title: Secretary

                             BLM TECHNOLOGIES, INC.
                              OFFICER'S CERTIFICATE

        I, Ronald Meinhardt, hereby certify (i) that I am the Secretary of BLM Technologies, Inc. (the "Buyer"), (ii) that I am authorized to deliver this Officer's Certificate, and (iii) that the Buyer has authorized all corporate action necessary on its part to authorized the transactions contemplated by the Asset Purchase Agreement, dated November 2, 2001, between Buyer and Wareforce Incorporated.

Dated: November 2, 2001                 BLM Technologies, INC.


                                        By: /s/ Ronald Meinhardt
                                           --------------------------
                                        Name: Ronald Meinhardt
                                        Title: Secretary